Exhibit 99.1

PRESS RELEASE

GREEN DOT AND COMMERCEONE SHAREHOLDERS APPROVE PENDING ACQUISITION OF GREEN DOT

FOR IMMEDIATE RELEASE

PROVO, Utah and BIRMINGHAM, Ala. – June 23, 2026.  Green Dot Corporation (NYSE: GDOT) (“Green Dot”) and CommerceOne Financial Corporation (“CommerceOne”) today announced that each company’s respective shareholders have voted to approve the previously announced strategic transaction involving Green Dot, CommerceOne and Smith Ventures, LLC at each company’s Special Meeting of Stockholders (each, a “Special Meeting”).

Special Meeting Stockholder Vote Results

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Green Dot:  More than 99% of the Green Dot shares voted at the Green Dot Special Meeting were voted in favor of the transaction, representing approximately 72% of the total number of outstanding shares of Green Dot common stock as of May 15, 2026, the record date for the Green Dot Special Meeting.

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CommerceOne:  100% of the CommerceOne shares voted at the CommerceOne Special Meeting were voted in favor of the transaction, representing approximately 69% of the total number of outstanding shares of CommerceOne common stock as of May 15, 2026, the record date for the CommerceOne Special Meeting.

“We appreciate the strong vote of confidence from our shareholders,” said William I. Jacobs, Chairman and Chief Executive Officer of Green Dot Corporation. “This milestone brings us closer to completing a transaction designed to unlock value for shareholders, enhance strategic focus, and position both the bank and fintech businesses for long-term success.”

“We are pleased to receive strong support from our shareholders, marking an important step in advancing this transformative transaction,” said Kenneth Till, Chief Executive Officer of CommerceOne. “The combination of Green Dot Bank with CommerceOne will create a well-capitalized, growth-oriented banking platform positioned to serve a diverse set of customers and partners, while supporting the continued expansion of embedded finance capabilities.”

"We appreciate the strong support of Green Dot and CommerceOne shareholders for a transaction structure designed to allow the fintech and banking businesses each to operate with greater focus,” said Blake Davidson, Managing Partner of Smith Ventures. “Smith Ventures looks forward to completing the remaining steps and to partnering with CommerceOne as the fintech's issuing bank once the transactions close."

Shareholder approval marks an important step toward completion of the transactions, pursuant to which CommerceOne will acquire Green Dot Bank and form a new publicly traded bank holding company that owns CommerceOne Bank and Green Dot Bank, and Smith Ventures will acquire and privatize Green Dot’s non-bank fintech operations, to be run as an independent fintech.

Additionally, Green Dot Bank will serve as the exclusive issuing bank to the independent fintech business owned by Smith Ventures under a long-term agreement.

The transactions are expected to be completed in the third quarter of 2026, subject to approval by the Board of Governors of the Federal Reserve System, the Alabama State Banking Department and the Utah Department of Financial Institutions and the satisfaction of other customary closing conditions.

About Green Dot
Green Dot Corporation (NYSE: GDOT) is a financial technology platform and registered bank holding company that builds banking and payment solutions to create value, retain and reward customers, and accelerate growth for businesses of all sizes.  For more than two decades, Green Dot has delivered financial tools and services that address the most pressing financial needs of consumers and businesses, and that transform the way people and businesses manage and move money.

Green Dot delivers a broad spectrum of financial products to consumers and businesses through its portfolio of brands, including: GO2bank, a leading digital and mobile bank account offering simple, secure and useful banking for Americans living paycheck to paycheck; the Green Dot Network of more than 90,000 retail distribution and cash access locations nationwide; Arc by Green Dot, the single-source embedded finance platform combining all of Green Dot’s secure banking and money processing capabilities to power businesses at all stages of growth; rapid! wage and disbursements solutions, providing pay card and earned wage access services to more than 7,000 businesses and their employees; and Santa Barbara TPG, the company’s tax division, which processes on average approximately 13 million tax refunds annually.

Founded in 1999, Green Dot has managed more than 80 million accounts to date both directly and through its partners. Green Dot Bank is a subsidiary of Green Dot Corporation and member of the FDIC. For more information about Green Dot’s products and services, please visit www.greendot.com.

About CommerceOne Financial Corporation
CommerceOne Financial Corporation is the parent company of CommerceOne Bank, a full-service commercial and private bank headquartered in Birmingham, Alabama. Established in 2022, the holding company supports the Bank’s mission to deliver long-term shareholder value through disciplined growth, sound risk management, and a commitment to exceptional client service.

Founded in 2018 as a community bank, CommerceOne Bank combines relationship-driven banking with modern technology to meet the needs of commercial and private clients across the Southeast. The Bank focuses on strategic growth, maintaining strong asset quality and operational efficiency while expanding its market presence and product offerings.

CommerceOne Financial Corporation remains focused on building a premier financial institution defined by integrity, performance, and a relentless commitment to its clients, communities, and shareholders. For more information, visit https://www.commerceonebank.com.

Cautionary Notes on Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements. These forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits or costs of the proposed transactions, the plans, objectives, expectations and intentions of Green Dot, CommerceOne, and affiliates of Smith Ventures, LLC (“Smith Ventures”), including future financial and operating results (including the anticipated impact of the proposed transactions), statements related to the expected timing of the completion of the proposed transactions, the plans, objectives, expectations and intentions of Compass Sub North, Inc., a newly formed Delaware corporation and a direct, wholly-owned subsidiary of CommerceOne (to be renamed “CommerceOne Financial Corporation” as part of the proposed transactions), following the consummation of the proposed transactions described herein, and other statements that are not historical facts. You can identify these forward-looking statements through the use of words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “predicts,” “forecasts,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may” and “assumes,” variations of such words and similar expressions of the future or otherwise regarding the outlook for Green Dot’s, CommerceOne’s or the combined company’s future businesses and financial performance and/or the performance of the banking industry and economy in general.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Green Dot, CommerceOne or the combined company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Green Dot or CommerceOne and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this communication. Many of these factors are beyond Green Dot’s, CommerceOne’s or the combined company’s ability to control or predict, and there is no assurance that any list of risks and uncertainties or risk factors is complete. These factors include, among others, (1) the risk that the cost savings and synergies from the proposed transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Green Dot’s business and to CommerceOne’s business as a result of the announcement and pendency of the proposed transaction, (3) the risk that the integration of Green Dot’s and CommerceOne’s respective businesses and operations, or the separation of Green Dot’s non-bank fintech businesses from Green Dot Bank, will be materially delayed or will be more costly or difficult than expected, including as a result of unexpected factors or events, (4) the failure to satisfy the conditions to the closing of the transactions among Green Dot, CommerceOne and Smith Ventures, (5) the amount of the costs, fees, expenses and charges related to the transactions, (6) the ability by each of Green Dot, CommerceOne and Smith Ventures to obtain required governmental approvals of the proposed transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transactions, (7) reputational risk and the reaction of Green Dot’s or CommerceOne’s customers, suppliers, employees or other business partners to the proposed transactions, (8) challenges retaining or hiring key personnel following the proposed transactions, (9) any unexpected delay in closing the proposed transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or separation agreement, (10) the dilution caused by the issuance of shares of the combined company’s common stock in the transaction, (11) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) risks related to management and oversight of the business and operations of the combined company and the separation of Green Dot’s non-bank fintech business from Green Dot Bank and the combined company, (13) the possibility the combined company is subject to additional regulatory requirements or consent orders as a result of the proposed transactions, (14) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Green Dot, CommerceOne or the combined company, and (15) general competitive, economic, political, regulatory and market conditions and other factors that may affect future results of Green Dot, CommerceOne and the combined company, including changes in asset quality and credit risk; the inability to sustain or achieve revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the ability to raise or maintain liquidity, funding, and capital; the impact, extent and timing of technological changes; capital management activities; fraudulent or other illegal activity involving the products and services of Green Dot, CommerceOne or the combined company; cybersecurity risks, including cyber-attacks or security breaches; fluctuations in operating results; changes in legislation, regulation, policies or administrative practices and the ability to comply with such changes in a timely manner; and changes in the monetary and fiscal policies of the U.S. Government. Additional factors which could affect future results of Green Dot can be found in Green Dot’s filings with the Securities and Exchange Commission, including in Green Dot’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended, under the captions “Forward-Looking Statements” and “Risk Factors,” and Green Dot’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Green Dot, CommerceOne, Compass Sub North, Inc. and Smith Ventures do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Contacts

Investor Relations:
IR@greendotcorp.com

Media Relations:
PR@greendotcorp.com